UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 23, 2004
(Date of Earliest Event Reported: August 23, 2004)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

Item 2.02 Results of Operations and Financial Condition

     On August 23, 2004, we are providing a progress report on our long-range plan, financial and operational information for the second quarter of 2004, and an update on the status of the filing of our 2003 Form 10-K and first and second quarter 2004 Form 10-Qs. The financial information provided for the quarter and six months ended June 30, 2004 has not been reviewed by our independent auditor. This financial information remains subject to further review by us and our independent auditor and, therefore, is subject to change. A copy of our press release is attached as Exhibit 99.A and a copy of the related slide presentation is attached as Exhibit 99.B.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

Exhibit
Number	Description
99.A	Press Release dated August 23, 2004.
99.B	Slide Presentation dated August 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: August 23, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Press Release dated August 23, 2004.
99.B	Slide Presentation dated August 23, 2004.